UNITED STATESSECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 23, 2009

VAULT AMERICA, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-74928	52-2325923
(State or other jurisdiction ofincorporation or organization)	(Commission File No.)	(I.R.S. EmployerIdentification No.)

720 Cimarron Close, Okotoks, Alberta T1S 1A6

 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code:

(403) 938-4156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On February 18, 2009, the Company entered into an agreement to acquire 2,000,000 of its common shares from two of its officers and directors for aggregate consideration of $40,000.  The restricted shares were previously issued by the Company as was reported in a Current Report on Form 8-K filed by the Company on March 13, 2008.  The shares will be returned to treasury and will be available for issuance at a later date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on February 24, 2008.

Vault America, Inc.

a Nevada corporation

By: /s/ Harold F. Schultz

--------------------------------

Harold F. Schultz, President and CEO